Retirement Plans and Employee Rights Upon Termination	12 Months Ended
Dec. 31, 2013
Retirement Plans and Employee Rights Upon Termination [Abstract]
Retirement Plans and Employee Rights Upon Termination

Note 15. Retirement Plans and Employee Rights Upon Termination

In Israel, the Company is required to make severance payments upon dismissal of an employee or upon termination of employment in certain circumstances. The severance payment liability to employees (based upon length of service and the latest monthly salary-one month's salary for each year employed) is recorded on the Company's balance sheets under employee rights upon retirement. The liability is recorded as if it were payable at each balance sheet date on an undiscounted basis.

The liability is funded in part from the purchase of insurance policies or by the establishment of pension funds with dedicated deposits in the funds. The amounts used to fund these liabilities are included in the balance sheets under amounts funded in respect of employee rights upon retirement. These policies are the Company's assets. However, under employment agreements and subject to certain limitations, any policy may be transferred to the ownership of the individual employee for whose benefit the funds were deposited.

In accordance with its current employment agreements with certain employees, the Company makes regular deposits with certain insurance companies for accounts controlled by each applicable employee in order to secure the employee's rights upon retirement. The Company is fully relieved from any severance pay liability with respect to each such employee after it makes the payments on behalf of the employee. The liability accrued in respect of these employees and the amounts funded, as of the respective agreement dates, are not reflected in the Company's balance sheets, as the amounts funded are not under the control and management of the Company and the pension or severance pay risks have been irrevocably transferred to the applicable insurance companies (the "Contribution Plans").

The Company has a defined contribution retirement plan (the "Plan") under the provisions of Section 401(k) of the Internal Revenue Code ("Code") that covers eligible U.S. employees as defined in the Plan. Participants may elect to contribute up to 50% of pre-tax annual compensation, as defined by the Plan, up to a maximum amount prescribed by the Code. The Company, at its discretion, makes matching contributions equal to the lesser of $3,000 or 3% of the participant's annual compensation. On January 1, 2014, the Company changed its contributions to the lesser of $3,000 or 4% of the participant's annual compensation. The Company, at its discretion, may make additional contributions, also subject to Code limitations. For the years ended December 31, 2013, 2012 and 2011 the Company made 401(k) Plan contributions of approximately $1.1 million, $0.8 million and $0.5 million respectively.